SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004.

Wachovia Asset Securitization Issuance, LLC

(Issuer in respect of the Asset-Backed Certificates, Series 2003-HE2)
(Exact name of registrant as specified in its charter)

North Carolina	333-97457	56-1967773

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 South College Street, Suite D, Charlotte, NC	28288-5578

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 383-4634

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the September 27, 2004 payment to the Asset-Backed Certificates, Series 2003-HE2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of Asset-Backed Certificates, Series 2003-HE2 relating to the September 27, 2004 Payment Date.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Asset-Backed Certificates, Series 2003-HE2 by the undersigned thereunto duly authorized.

Dated: October 28, 2004	By:	Wachovia Asset Securitization Issuance, LLC,
as Depositor

	By:	Wachovia Bank, National Association, as
Attorney-in-fact

	By:	/s/ April Hughey
	Name:	April Hughey
	Title:	Vice President

EXHIBIT INDEX

20.1 Monthly statement to holders of Asset-Backed Certificates, Series 2003-HE2 relating to the September 27, 2004 Payment Date.